UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                     Washington D.C. 20549

                          FORM 10-D

                      ASSET-BACKED ISSUER
    DISTRIBUTION REPORT PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934

 For the monthly distribution period from:
 July 26, 2013 to August 26, 2013

 Commission File Number of issuing entity: 333-179292-05

 Sequoia Mortgage Trust 2012-6
 (Exact name of issuing entity as specified in its charter)

 Commission File Number of depositor: 333-179292

 Sequoia Residential Funding, Inc.
 (Exact name of depositor as specified in its charter)

 RWT Holdings, Inc.
 (Exact name of sponsor(s) as specified in its charter)

 New York
 (State or other jurisdiction of incorporation or organization of the issuing entity)

 38-3891365
 38-3891366
 (I.R.S. Employer Identification No.)

 c/o Wells Fargo Bank, N.A.
 9062 Old Annapolis Road
 Columbia, MD                                                      21045
 (Address of principal executive offices of the issuing entity)  (Zip Code)

 (410) 884-2000
 (Telephone number, including area code)

 Not Applicable
 (Former name, former address, if changed since last report)


                                       Registered/reporting
                                       pursuant to (check one)

  Title of                             Section  Section   Section  Name of Exchange
  Class                                12(b)    12(g)     15(d)    (If Section 12(b))


  A-1                                  _____    _____     __X___   ____________
  A-2                                  _____    _____     __X___   ____________
  A-IO1                                _____    _____     __X___   ____________
  A-IO2                                _____    _____     __X___   ____________
  A-IO3                                _____    _____     __X___   ____________
  B-1                                  _____    _____     __X___   ____________
  B-2                                  _____    _____     __X___   ____________
  B-3                                  _____    _____     __X___   ____________
  B-4                                  _____    _____     __X___   ____________
  B-5                                  _____    _____     __X___   ____________
  LT-R                                 _____    _____     __X___   ____________
  R                                    _____    _____     __X___   ____________


 Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
    Yes __X__  No ____


 Part I - DISTRIBUTION INFORMATION

 Item 1. Distribution and Pool Performance Information

 On August 26, 2013, a distribution was made to holders of the certificates issued by Sequoia Mortgage Trust 2012-6.

 The distribution report is attached as an Exhibit to this Form 10-D. Please see Item 9(b), Exhibit 99.1 for the related information.

 One loan securitized by Sequoia Residential Funding, Inc. (the "depositor" or "registrant") and held by Sequoia Mortgage Trust 2012-6 is the subject of a demand to repurchase for breach of the representations and warranties contained in the underlying transaction documents during the distribution period from July 26, 2013 to August 26, 2013. The loan, Loan #0046339099, was the subject of a demand to repurchase (the "Repurchase Demand") under the Flow Mortgage Loan Purchase and Sale Agreement dated November 30, 2012 between registrant's affiliate and Evergreen Moneysource Mortgage Company, dba Evergreen Home Loans ("Evergreen"). The Repurchase Demand was delivered to Evergreen on April 12, 2013 by an affiliate of registrant, Sequoia Mortgage Funding Corporation, in its capacity as controlling holder of the Sequoia Mortgage Trust 2012-6. As of the end of this reporting period the Repurchase Demand remains in dispute.

 See the table below for disclosure required in connection with the Repurchase Demand.


 Sequoia Mortgage Trust 2012-6, CIK#0001561167,
 SEC File 333-179292-05

 Name of Issuing   Check if    Name of         Total Assets in ABS          Assets That Were              Assets That Were
 Entity            Registered  Originator      by Originator                Subject of Demand             Repurchased or Replaced
                                                                (% of                         % of                        (% of
                                                                principal                     principal                   principal
                                               #    $           balance)    #    $            balance)     #    $         balance)

 Sequoia Mortgage
 Trust 2012-6,
 CIK#0001561167,
 SEC File 333-                 Evergreen Home                                                                $
 179292-05         X           Loans           4    $2,506,198  0.83%       1    $485,534.35  0.176847%   0    -


 Assets Pending                                                                                                      Outstanding
 Repurchase or                                                                                                       Principal
 Replacement (within                                                                                                 Balance
 cure period)                 Demand in Dispute              Demand Withdrawn             Demand Rejected            (08/26/2013)
                 (% of                          % of                          (% of                      % of
                 principal                      principal                     principal                  principal
 #    $          balance)     #    $            balance)     #    $           balance)    #    $         balance)




                                                               $                            $
 0    $          -            1   $485,534.35   0.176847%   0    -                       0    -                    $274,550,165.35


 RWT Holdings, Inc., an affiliate of the depositor, is the sponsor and the Securitizer of assets held by Sequoia Mortgage Trust 2012-6. The Securitizer filed its first Form ABS-15G on February 6, 2012 and its most recent filing on August 13, 2013. The CIK number of the Securitizer is 0001530239.

 Part II - OTHER INFORMATION

 Item 2. Legal Proceedings.

 On or about December 23, 2009, the Federal Home Loan Bank of Seattle (the "FHLB-Seattle") filed a complaint in the Superior Court for the State of Washington (case number 09-2-46348-4 SEA) against the depositor, Redwood Trust, Inc., Morgan Stanley & Co., and Morgan Stanley Capital I, Inc. (collectively, the "FHLB-Seattle Defendants") alleging that the FHLB-Seattle Defendants made false or misleading statements in offering materials for a mortgage pass-through certificate (the "Seattle Certificate") issued in the Sequoia Mortgage Trust 2005-4 securitization transaction (the "2005-4 RMBS") and purchased by the FHLB-Seattle. Specifically, the complaint alleges that the alleged misstatements concern the (1) loan-to-value ratio of mortgage loans and the appraisals of the properties that secured loans supporting the 2005-4 RMBS, (2) occupancy status of the properties, (3) standards used to underwrite the loans, and (4) ratings assigned to the Seattle Certificate. The FHLB-Seattle alleges claims under the Securities Act of Washington (Section 21.20.005, et seq.) and seeks to rescind the purchase of the Seattle Certificate and to collect interest on the original purchase price at the statutory interest rate of 8% per annum from the date of original purchase (net of interest received) as well as attorneys' fees and costs. The Seattle Certificate was issued with an original principal amount of approximately $133 million, and, as of June 30, 2013, the FHLB-Seattle has received approximately $113.0 million of principal and $11.0 million of interest payments in respect of the Seattle Certificate. As of June 30, 2013, the Seattle Certificate has a remaining outstanding principal amount of approximately $20.5 million. The claims were subsequently dismissed for lack of personal jurisdiction as to the depositor and Redwood Trust. The depositor and Redwood Trust agreed to indemnify the underwriters of the 2005-4 RMBS for certain losses and expenses they might incur as a result of claims made against them relating to this RMBS, including, without limitation, certain legal expenses. The FHLB-Seattle's claims against the underwriters of this RMBS were not dismissed and remain pending. Regardless of the outcome of this litigation, the depositor and Redwood Trust could incur a loss as a result of these indemnities.

 On or about July 15, 2010, The Charles Schwab Corporation ("Schwab") filed a complaint in the Superior Court for the State of California in San Francisco (case number CGC-10-501610) against the depositor and 26 other defendants (collectively, the "Schwab Defendants") alleging that the Schwab Defendants made false or misleading statements in offering materials for various residential mortgage-backed securities sold or issued by the Schwab Defendants. With respect to the depositor, Schwab alleges that the depositor made false or misleading statements in offering materials for a mortgage pass-through certificate (the "Schwab Certificate") issued in the 2005-4 RMBS and purchased by Schwab. Specifically, the complaint alleges that the misstatements for the 2005-4 RMBS concern the (1) loan-to-value ratio of mortgage loans and the appraisals of the properties that secured loans supporting the 2005-4 RMBS, (2) occupancy status of the properties, (3) standards used to underwrite the loans, and (4) ratings assigned to the Schwab Certificate. Schwab alleges a claim for negligent misrepresentation under California state law and seeks unspecified damages and attorneys' fees and costs. The Schwab Certificate was issued with an original principal amount of approximately $14.8 million, and, as of June 30, 2013, Schwab has received approximately $12.6 million of principal and $1.3 million of interest payments in respect of the Schwab Certificate. As of June 30, 2013, the Schwab Certificate has a remaining outstanding principal amount of approximately $2.3 million. The depositor has denied Schwab's allegations. This case is in the early stages of discovery, and no trial date has been set. The depositor believes that this case is without merit, and intends to defend the action vigorously. The depositor and Redwood Trust agreed to indemnify the underwriters of the 2005-4 RMBS, which underwriters are also named defendants in this action, for certain losses and expenses they might incur as a result of claims made against them relating to this RMBS, including, without limitation, certain legal expenses. Regardless of the outcome of this litigation, the depositor and Redwood Trust could incur a loss as a result of these indemnities.

 On or about October 15, 2010, the Federal Home Loan Bank of Chicago ("FHLB-Chicago") filed a complaint in the Circuit Court of Cook County, Illinois (case number 10-CH-45033) against the depositor and more than 45 other named defendants (collectively, the "FHLB-Chicago Defendants") alleging that the FHLB-Chicago Defendants made false or misleading statements in offering materials for various residential mortgage-backed securities sold or issued by the FHLB-Chicago Defendants or entities controlled by them. FHLB-Chicago subsequently amended the complaint to name Redwood Trust and another one of Redwood Trust's subsidiaries, RWT Holdings, Inc., as defendants. With respect to Redwood Trust, RWT Holdings, and the depositor, the FHLB-Chicago alleges that Redwood Trust, RWT Holdings, and the depositor made false or misleading statements in the offering materials for two mortgage pass-through certificates (the "Chicago Certificates") issued in the Sequoia Mortgage Trust 2006-1 securitization transaction (the "2006-1 RMBS") and purchased by the FHLB-Chicago. The complaint alleges that the alleged misstatements concern, among other things, the (1) loan-to-value ratio of mortgage loans and the appraisals of the properties that secured loans supporting the 2006-1 RMBS, (2) occupancy status of the properties, (3) standards used to underwrite the loans, (4) ratings assigned to the Chicago Certificates, and (5) due diligence performed on these mortgage loans. The FHLB-Chicago alleges claims under Illinois Securities Law (815 ILCS Sections 5/12(F)-(H)) and North Carolina Securities Law (N.C.G.S.A. Section 78A-8(2) &
 Section 78A-56(a)) as well as a claim for negligent misrepresentation under Illinois common law. On some of the causes of action, the FHLB-Chicago seeks to rescind the purchase of the Chicago Certificates and to collect interest on the original purchase prices at the statutory interest rate of 10% per annum from the dates of original purchase (net of interest received). On one cause of action, the FHLB-Chicago seeks unspecified damages. The FHLB-Chicago also seeks attorneys' fees and costs. The first of the Chicago Certificates was issued with an original principal amount of approximately $105 million and, at June 30, 2013, the FHLB Chicago has received approximately $70.3 million of principal and $23.8 million of interest payments in respect of this Chicago Certificate. As of June 30, 2013, this Chicago Certificate has a remaining outstanding principal amount of approximately $34.3 million (after taking into account approximately $0.6 million of principal losses allocated to this Chicago Certificate). The second of the Chicago Certificates was issued with an original principal amount of approximately $379 million and, at June 30, 2013, the FHLB-Chicago has received approximately $251.8 million of principal and $79.9 million of interest payments in respect of this Chicago Certificate. As of June 30, 2013, this Chicago Certificate has a remaining outstanding principal amount of approximately $121.6 million (after taking into account approximately $5.3 million of principal losses allocated to this Chicago Certificate). The depositor, Redwood Trust, and RWT Holdings have denied FHLB Chicago's allegations. This case is in the early stages of discovery, and no trial date has been set. The depositor believes that this case is without merit, and the depositor intends to defend the action vigorously. The depositor and Redwood Trust agreed to indemnify the underwriters of the 2006-1 RMBS, which underwriters are also named defendants in this action, for certain losses and expenses they might incur as a result of claims made against them relating to this RMBS, including, without limitation, certain legal expenses. Regardless of the outcome of this litigation, the depositor and Redwood Trust could incur a loss as a result of these indemnities.

 The business of the sponsor, the depositor, the seller and their affiliates has included, and continues to include, activities relating to the acquisition and securitization of residential mortgage loans. In addition, the business of the sponsor has, in the past, included activities relating to the acquisition and securitization of debt obligations and other assets through the issuance of collateralized debt obligations (commonly referred to as CDO transactions). Because of their involvement in the securitization and CDO businesses, the sponsor, the depositor, the seller and their affiliates could become the subject of litigation relating to these businesses, including additional litigation of the type described above, and could also become the subject of governmental investigations, enforcement actions, or lawsuits and governmental authorities could allege that these entities violated applicable law or regulation in the conduct of their business.

 In fact, the sponsor and its affiliates have received, and responded to, information requests and subpoenas from two governmental authorities (one by the SEC relating to the sponsor's CDO business and one by the National Credit Union Administration relating to a residential mortgage securitization conducted by the sponsor and the depositor). It is possible that the sponsor, the depositor, the seller or their affiliates might not be successful in defending or responding to any litigation, governmental investigation or related action and any losses incurred as a result of the resolution of any such action or investigation could have a material adverse effect on the sponsor, the depositor, the seller or their affiliates. In any case, regardless of the merits of any allegation or legal action that may be brought against the sponsor, the depositor, the seller or their affiliates, or of their success in defending against such allegations or legal actions, the costs of defending against any such allegation or legal action may be significant or a material and could have a material adverse effect on the sponsor, the depositor, the seller or their affiliates.

 Item 8. Other Information.

 The Depositor has been advised by Wells Fargo Bank, N.A. ("Wells") that Wells currently intends to resign as Securities Administrator and Paying Agent, effective as of December 31, 2013. Wells has also advised the Depositor that it intends to continue to act as Master Servicer and Custodian. The Depositor currently expects Citibank, N.A. ("Citibank") to be appointed successor Securities Administrator and Paying Agent, although no definitive agreements with Citibank have been entered into at this time.

 Item 9. Exhibits.

    (a) The following is a list of documents filed as part of this Report on Form 10-D:

       (99.1) Monthly report distributed to holders of the certificates issued by Sequoia Mortgage Trust 2012-6, relating to the August 26, 2013 distribution.


    (b) The exhibits required to be filed by the Registrant pursuant to this Form are listed above and in the Exhibit Index that immediately follows the signature page hereof.

 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 Sequoia Residential Funding, Inc.

 (Depositor)

 /s/ John Isbrandtsen
 John Isbrandtsen, Chairman of the Board and Chief
 Executive Officer
 Date: September 5, 2013


EXHIBIT INDEX

 Exhibit Number  Description

 EX-99.1 Monthly report distributed to holders of the certificates issued by Sequoia Mortgage Trust 2012-6, relating to the August 26, 2013 distribution.